Goodwill and Intangibles	12 Months Ended
Aug. 31, 2011
Goodwill and Intangibles [Abstract]
Goodwill and Intangibles
(5)    Goodwill and Other Intangible Assets

Goodwill and other indefinite-lived intangible assets are not amortized, but are evaluated for impairment annually during the fourth quarter, or more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.  As part of the Company’s impairment analysis for each reporting unit, the Company engaged a third party appraisal firm to assist in the determination of estimated fair value for each unit.  This determination included estimating the fair value using both the income and market approaches.  The income approach requires management to estimate a number of factors for each reporting unit, including projected future operating results, economic projections, anticipated future cash flows and discount rates.  The market approach estimates fair value using comparable marketplace fair value data from within a comparable industry grouping.

The determination of the fair value of the reporting units and the allocation of that value to individual assets and liabilities within those reporting units requires the Company to make significant estimates and assumptions.  These estimates and assumptions primarily include, but are not limited to: the selection of appropriate peer group companies; control premiums appropriate for acquisitions in the industries in which the Company competes; the discount rate; terminal growth rates; and forecasts of revenue, operating income, depreciation and amortization and capital expenditures.  The allocation requires several analyses to determine fair value of assets and liabilities including, among other things, purchased prescription files, customer relationships and trade names.  Although the Company believes its estimates of fair value are reasonable, actual financial results could differ from those estimates due to the inherent uncertainty involved in making such estimates.  Changes in assumptions concerning future financial results or other underlying assumptions could have a significant impact on either the fair value of the reporting units, the amount of the goodwill impairment charge, or both.  The Company also compared the sum of the estimated fair values of its reporting units to the total value as implied by the market value of its equity and debt securities. This comparison indicated that, in total, its assumptions and estimates were reasonable.  However, future declines in the overall market value of the Company’s equity and debt securities may indicate that the fair value of one or more reporting units has declined below its carrying value.

One measure of the sensitivity of the amount of goodwill impairment charges to key assumptions is the amount by which each reporting unit “passed” (fair value exceeds the carrying amount) or “failed” (the carrying amount exceeds fair value) the first step of the goodwill impairment test. The Company's reporting units' fair values exceeded their carrying amounts by 5% to more than 300%. The fair values for two reporting units each exceeded their carrying amounts by 10% or less. Goodwill allocated to these reporting units was $173 million at May 31, 2011. For each of these reporting units, relatively small changes in the Company’s key assumptions may have resulted in the recognition of significant goodwill impairment charges. The Company’s Long Term Care Pharmacy’s goodwill was impaired by $16 million in fiscal 2010 as a result of the asset sale agreement with Omnicare, Inc., which was signed on August 31, 2010.

Generally, changes in estimates of expected future cash flows would have a similar effect on the estimated fair value of the reporting unit. That is, a 1% change in estimated future cash flows would decrease the estimated fair value of the reporting unit by approximately 1%. The estimated long-term rate of net sales growth can have a significant impact on the estimated future cash flows, and therefore, the fair value of each reporting unit. For the two reporting units whose fair values exceeded carrying values by 10% or less, a 1% decrease in the long-term net sales growth rate would have resulted in the reporting units failing the first step of the goodwill impairment test. Of the other key assumptions that impact the estimated fair values, most reporting units have the greatest sensitivity to changes in the estimated discount rate.  A 1% increase in estimated discount rates for the two reporting units whose fair value exceeded carrying value by 10% or less would also have resulted in the reporting units failing step one. The Company believes that its estimates of future cash flows and discount rates are reasonable, but future changes in the underlying assumptions could differ due to the inherent uncertainty in making such estimates.

Changes in the carrying amount of goodwill consist of the following activity (in millions):

	2011	2010
Net book value – September 1
Goodwill	$1,915	$1,473
Accumulated impairment losses	(28)	(12)
Total	1,887	1,461
Acquisitions	158	442
Impairment charges	-	(16)
Other	(28)	-
Net book value – August 31	$2,017	$1,887

The carrying amount and accumulated amortization of intangible assets consists of the following (in millions):

	2011	2010
Gross Intangible Assets
Purchased prescription files	$913	$749
Favorable lease interests	385	377
Purchasing and payer contracts	308	280
Non-compete agreements	95	69
Trade name	71	44
Other amortizable intangible assets	4	34
Total gross intangible assets	1,776	1,553

Accumulated amortization
Purchased prescription files	(338)	(293)
Favorable lease interests	(76)	(38)
Purchasing and payer contracts	(94)	(68)
Non-compete agreements	(43)	(33)
Trade name	(11)	(3)
Other amortizable intangibles	(2)	(4)
Total accumulated amortization	(564)	(439)
Total intangible assets, net	$1,212	$1,114

Amortization expense for intangible assets was $219 million in fiscal 2011, $182 million in fiscal 2010 and $148 million in fiscal 2009.  The weighted-average amortization period for purchased prescription files was seven years for fiscal 2011 and six years for fiscal 2010.  The weighted-average amortization period for favorable lease interests was 11 years for fiscal 2011 and 2010.  The weighted-average amortization period for purchasing and payer contracts was 13 years for fiscal 2011 and 2010.  The weighted-average amortization period for non-compete agreements was five years for fiscal 2011 and 2010.  The weighted-average amortization period for trade names was nine years for fiscal 2011 and five years for fiscal 2010.   Trade names include $6 million of indefinite life assets.  The weighted-average amortization period for other intangible assets was 10 years for fiscal 2011 and 2010.

Expected amortization expense for intangible assets recorded at August 31, 2011, is as follows (in millions):

2012	2013	2014	2015	2016
$218	$192	$160	$128	$90